Exhibit 99.50

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-L

KEY PERFORMANCE FACTORS
May 31, 2001



Expected B Maturity 11/15/2007


Blended Coupon 6.2556%


Excess Protection Level
3 Month Average   7.76%
May, 2001   7.69%
April, 2001   7.52%
March, 2001   8.09%


Cash Yield19.67%


Investor Charge Offs 5.45%


Base Rate 6.52%


Over 30 Day Delinquency 4.84%


Seller's Interest 8.52%


Total Payment Rate14.20%


Total Principal Balance$58,203,705,030.43


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$4,958,014,468.94